                                                                      EXHIBIT 23

                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 10, 2004 relating to the financial statements, which appears in Pruco Life Insurance Company's Annual Report on Form 10-K for the year ended December 31, 2003.



PricewaterhouseCoopers LLP






/s/ PricewaterhouseCoopers LLP
------------------------------
New York, New York
April 7, 2004